                                    EXHIBIT
                                      10.1

                                                             [CONFORMED COPY]

                                SECOND AMENDMENT


        SECOND AMENDMENT, dated as of June 26, 1996 (this "Amendment"), among INTERMEDIATE HOLDINGS INC. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), and THE CHASE MANHATTAN BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the meanings specified in the Credit Agreement referred to below.


                             W I T N E S S E T H :


        WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of September 29, 1995, as amended, modified and supplemented by the First Amendment thereto, dated as of December 14, 1995 (as so modified, supplemented and amended, the "Credit Agreement");

        WHEREAS, subject to the terms and conditions hereof, the Banks and the Borrower have agreed to amend the Credit Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


   I.   AMENDMENTS TO THE CREDIT AGREEMENT.


        1. Section 7.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following new clause (e):

        "(e) The Borrower shall not permit Newco II to engage in any business other than the ownership and pledge of the capital stock of TLIC (the "TLIC Capital Stock"). Newco II shall have no assets other than the TLIC Capital Stock and no more than $1,000 in the aggregate of cash or Cash Equivalents




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   and shall have no liabilities other than
   liabilities under the Newco II Guaranty and the Newco II Pledge
   Agreement."

        2.   Section 7.02 of the Credit Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (i) thereof, (b) deleting the period at the end of clause (j) thereof and inserting "; and" in lieu thereof and (c) inserting the following new clause (k) immediately after clause (j) thereof:

        "(k) The Borrower may transfer the TLIC Capital Stock to Newco II; PROVIDED that (i) Newco II shall be and shall at all times remain a Wholly-Owned Subsidiary of the Borrower, (ii) Newco II shall have executed and delivered the Newco II Guaranty, (iii) Newco II shall have executed and delivered the Newco II Pledge Agreement, (iv) the common stock of Newco II shall be pledged to the Collateral Agent pursuant to the Pledge Agreement, (v) the TLIC Capital Stock shall be pledged to the Collateral Agent under the Newco II Pledge Agreement and (vi) all required regulatory approvals for such transfer have been obtained (collectively, the 'TLIC Capital Stock Transfer')."

        3.   Section 7.06 of the Credit Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (k) thereof, (b) deleting the period at the end of clause (l) thereof and inserting "; and" in lieu thereof and (c) inserting the following new clause (m) immediately following clause (l) thereof:

        "(m) The Borrower may capitalize Newco II with up to $1,000 in cash, and may transfer all of the TLIC Capital Stock to Newco II in accordance with Section 7.02(k)."

        4.   Section 7.08(a) of the Credit Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (iv) thereof, (b) deleting the period at the end of clause (v) thereof and inserting "; and" in lieu thereof and (c) inserting the following new clause (vi) immediately following clause (k) thereof:

        "(vi) At the time of, or immediately prior to, the Preferred Stock Redemption, the Borrower may pay a cash dividend to Holdings in an amount equal to the amount required to effect the Preferred Stock Redemption, so long as Holdings promptly uses the proceeds of such dividend to effect such Preferred Stock Redemption."

        5.   Section 7.10 of the Credit Agreement is hereby amended by
(a) deleting clause (b) thereof in its entirety, and (b) inserting the following new clause (b) in lieu thereof:




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        "(b)  The Borrower will not permit the ratio of (i) Consolidated
   Indebtedness to (ii) Consolidated Total Capital at any time during any period set forth below to be greater than the ratio set forth opposite such period:

   "PERIOD                       RATIO

   Closing Date to and
   including March 30, 1998      0.40:1.00

   Thereafter                    0.35:1.00"


        6. Section 7.12(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

        "7.12 STATUTORY SURPLUS. (a) The Borrower will not permit the sum of (i) Statutory Surplus for TLIC plus (ii) the aggregate amount of cash, Cash Equivalents and Investment Grade Securities of the Borrower (on a stand alone basis), in each case at any time during a period set forth below to be less than the amount set forth opposite such period below:

   PERIOD                             AMOUNT

   Closing Date to and
   including December 30, 1996        $105,000,000

   Thereafter to and
   including December 30, 1998        $110,000,000

   Thereafter                         $120,000,000

        (b) The Borrower will not permit Statutory Surplus for Transport at any time during a period set forth below to be less than the amount set forth opposite such period below:

   PERIOD                             AMOUNT

   Closing Date to and
   including December 30, 1998        $95,000,000

   Thereafter                         $105,000,000"







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        7.   Section 7.15 of the Credit Agreement is hereby amended by
(a) deleting the word "and" at the end of clause (ii) thereof, and (b) inserting the following new clause (iv) immediately following clause (iii) thereof:

   ", and (iv) Newco II, so long as (x) the Borrower owns 100% of the capital stock of Newco II, (y) all of the capital stock of Newco II is pledged pursuant to the Pledge Agreement and (z) Newco II enters into the Newco II Guaranty and the Newco II Pledge Agreement."

        8. Section 8.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "8.07     PLEDGE AGREEMENT.  Except in each case to the extent
   resulting from the negligent or willful failure of the Collateral Agent to retain possession of any Pledged Securities, the Pledge Agreement, the Newco Pledge Agreement or the Newco II Pledge Agreement shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a first priority perfected security interest in, and Lien on, all of the Collateral subject thereto, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons and subject to no other Liens), or the Borrower, Newco or Newco II, as the case may be, shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Pledge Agreement, the Newco Pledge Agreement or the Newco II Pledge Agreement; or".

        9. Section 8 of the Credit Agreement is hereby amended by (a) adding the word "or" at the end of Section 8.13 thereof and (b) adding the following new Section 8.14 immediately following Section 8.13 thereof:

        "8.14     NEWCO II GUARANTY.  At any time after the execution and
   delivery thereof, the Newco II Guaranty or any provision thereof shall cease to be in full force or effect as to Newco II, or Newco II or any Person acting by or on behalf of Newco II shall deny or disaffirm Newco II's obligations under the Newco II Guaranty, or Newco II shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Newco II Guaranty;".

        10. The remedies provisions at the end of Section 8 of the Credit Agreement are hereby amended by (a) deleting the phrase "the Pledge Agreement and/or the Newco Pledge Agreement" in clause (iii) thereof and
(b) inserting in lieu




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thereof the phrase "the Pledge Agreement, the Newco Pledge Agreement and/or
the Newco II Pledge Agreement".

        11. The definition of "Change of Control" appearing in Section 10 of the Credit Agreement is hereby amended by (a) deleting clause (e) contained therein, and (b) inserting in lieu thereof the following new clause (e):

   "(e) the Borrower shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in Newco's or Newco II's capital stock;".

        12.  The definition of "Change of Control" appearing in Section
10 of the Credit Agreement is hereby further amended by inserting the following new clause (g) immediately before the period at the end thereof:

   "; and (g) Newco II shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the TLIC Capital Stock".

        13. Section 9 of the Credit Agreement is hereby further amended by (a) deleting the definitions of "Credit Documents," "Pledged Securities" and "Specified Percentage" in their entirety and (b) inserting the following new definitions in appropriate alphabetical order:

        "Credit Documents" shall mean this Agreement, the Notes, the Pledge Agreement, the Holdings Covenant Agreement, the Newco Pledge Agreement, the Newco Guaranty, the Newco II Pledge Agreement and the Newco II Guaranty.

        "Newco II" shall mean THD INC., a Delaware corporation and a Wholly-Owned Subsidiary of the Borrower.

        "Newco II Guaranty" shall mean the Guaranty in the form of Exhibit L to this Agreement.

        "Newco II Pledge Agreement" shall mean the Pledge Agreement in the form of Exhibit M to this Agreement.

        "Permitted TLIC Capital Stock Transfer" shall have the meaning set forth in Section 7.02(k)."

        "Pledged Securities" shall mean (i) all the Pledged Securities as defined in the Pledge Agreement, (ii) all the Pledged Securities as defined in the Newco





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   Pledge Agreement, and (iii) all the Pledged Securities as defined in the Newco II Pledge Agreement.

        "Preferred Stock Redemption" shall have the meaning set forth in
   Section 3.08(iii) of the Holdings Covenant Agreement.

        "Specified Percentage" shall

        "TLIC Capital Stock" shall have the meaning set forth in Section
   7.01(e).

        14. The Credit Agreement is hereby further amended by adding thereto Exhibit L and M in the form of Exhibits L and M hereto.


   II.  CONSENTS.

        The Banks hereby (i) approve and consent to the amendment to the Subordinated Debt Documents referred to in Section IV(2) below, (ii) approve and consent to the release of the TLIC Capital Stock from the pledge pursuant to the Pledge Agreement so long as such TLIC Capital Stock is concurrently repledged pursuant to the Newco II Pledge Agreement and
(iii) approve and consent to the payment of an extraordinary dividend by Transport to TLIC, by TLIC to Newco II and by Newco II to the Borrower and waive the provisions of Section 6 of the Pledge Agreement and the Newco II Pledge Agreement with respect to the payment of such dividend only to the extent such amounts are used by the Borrower to pay a dividend to Holdings (the proceeds of which are used by Holdings to effect the Preferred Stock Redemption).

   III.  AMENDMENT TO THE HOLDINGS COVENANT AGREEMENT.

        The Banks, the Borrower and Holdings hereby agree, approve and consent to the amendment of the Holdings Covenant Agreement as follows:

        1. Section 3.08(iii) of the Holdings Covenant Agreement is hereby amended to read in its entirety as follows:

        "(iii) At any time prior to August 31, 1996, Holdings may effect a one-time redemption of 50% of the Preferred Stock for cash, for a redemption price not to exceed $25,000,000 (the "Preferred Stock Redemption") PROVIDED that (i) all required regulatory approvals for such redemption shall have been obtained and (ii) no Default or Event of Default shall exist either before or after giving effect to such Preferred Stock Redemption."





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   IV.  MISCELLANEOUS.

        1. In order to induce the Banks to enter into this Amendment, the Borrower hereby:

        (i) makes each of the representations, warranties and agreements contained in Section 5 of the Credit Agreement on the Second Amendment Effective Date, after giving effect to this Amendment; and

        (ii) represents and warrants that no Default or Event of Default is in existence either on the Second Amendment Effective Date, or after giving effect to this Amendment and the transactions contemplated hereby;

        2. This Amendment shall become effective on the date (the "Second Amendment Effective Date") on which each of the following conditions precedent shall have been satisfied:

        (i) the Borrower and the Required Banks shall have executed and delivered a counterpart of this Amendment;

        (ii) the common stock of Newco II shall have been pledged to the Collateral Agent pursuant to the Pledge Agreement;

        (iii) Newco II shall have executed and delivered to the Administrative Agent a guaranty in the form of Exhibit J hereto (the "Newco II Guaranty");

        (iv) Newco II shall have executed and delivered to the Collateral Agent a Pledge Agreement in the form of Exhibit M hereto (the "Newco II Pledge Agreement"), and shall have delivered to the Collateral Agent the TLIC Capital Stock pledged pursuant to such Newco II Pledge Agreement (together with stock powers and any other documents required thereby); and

        (v) the Subordinated Debt Documents shall have been amended in a manner satisfactory to the Administrative Agent to permit the transactions contemplated by this Second Amendment.

   Except as expressly amended hereby, the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect.

        3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so





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executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        4. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.






































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        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                  INTERMEDIATE HOLDINGS INC.


                  By /s/ A. Foster Nelson
                     -----------------------------
                      Title: Vice President


                  TRANSPORT HOLDINGS INC.


                  By /s/ A. Foster Nelson
                     -----------------------------
                      Title: Vice President


                  THE CHASE MANHATTAN BANK, N.A.
                   Individually and as Administrative Agent


                  By /s/ Robert Foster
                     -----------------------------
                      Title: Vice President


                  THE FIRST NATIONAL BANK OF BOSTON


                  By /s/ Deidre Holland Cobery
                     -----------------------------
                      Title: Vice President


                  BANK ONE, TEXAS, N.A.


                  By /s/ Jim V. Miller
                     -----------------------------
                      Title: Vice President







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                  DRESDNER BANK AG, NEW YORK AND/OR
                  GRAND CAYMAN BRANCH


                  By /s/ Anthony C. Valencourt
                     -----------------------------
                      Title: First Vice-President

                  By /s/ Latisha Azweem
                     -----------------------------
                      Title: Assistant Treasurer


                  DEUTSCHE BANK AG, NEW YORK AND/OR
                  CAYMAN ISLANDS BRANCH


                  By /s/ Cynthia A. Gavenda
                     -----------------------------
                      Title: Associate

                  By /s/ Louis Caltavuturo
                     -----------------------------
                      Title: Associate


                  FIRST INTERSTATE BANK OF TEXAS, N.A.


                  By /s/ John R. Peloubet
                     -----------------------------
                      Title: Vice President


                  MELLON BANK, N.A.


                  By /s/ Susan M. Whitewood
                     -----------------------------
                      Title: Assistant Vice President


                  FLEET BANK, N.A.


                  By /s/ David Wilkie
                     -----------------------------
                      Title: Assistant Vice President


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                  TEXAS COMMERCE BANK NATIONAL
                  ASSOCIATION


                  By /s/ Michael J. Burr
                     -----------------------------
                      Title: Sr. Vice President











































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